EXHIBIT 99.1
------------



JONES LANG LASALLE

Experience:  A World of Difference ...




                            INVESTOR PRESENTATION

                                  May 2007






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JONES LANG LASALLE - PAGE - 2:

Experience:  A World of Difference ...



                         FORWARD LOOKING STATEMENTS
                         --------------------------


Statements in this presentation regarding, among other things, future financial results and performance, achievements, plans and objectives, dividend payments and share repurchases may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of Jones Lang LaSalle to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Quantitative and Qualitative Disclosures about Market Risk," and elsewhere in Jones Lang LaSalle's Annual Report on Form 10-K for the year ended December 31, 2006 and in the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2007, September 30, 2006, and June 30, 2006 and in other reports filed with the Securities and Exchange Commission. There can be no assurance that future dividends will be declared since the actual declaration of future dividends, and the establishment of record and payment dates, remains subject to final determination by the Company's Board of Directors. Statements speak only as of the date of this presentation. Jones Lang LaSalle expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Jones Lang LaSalle's expectations or results, or any change in events.






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JONES LANG LASALLE - PAGE - 3:



                 OUR VISION -- Global and Diversified Growth


   ----------------------------------------------------------------------

          To be the chosen real estate expert and strategic adviser to the leading occupiers and investors around the world

   ----------------------------------------------------------------------



                  WE ARE:                              WE ARE NOT:

      . A global firm operating across           . Asset intensive
        50 countries and in over 450
        cities                                   . A REIT

      . Advisor and service provider
        to real estate occupiers and
        investors

      . Global real estate investment/
        fund manager - LaSalle
        Investment Management

      . Disciplined acquirer augmenting
        organic growth

      . Positioned for continued
        profitable growth






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JONES LANG LASALLE - PAGE - 4:



                        GLOBAL AND DIVERSIFIED GROWTH



[ Graphic / Line Chart indicating ]



($ Millions)


                                             Net
                               Revenue      Income       EPS
                               --------     ------      -----

                  2002         $  860.0     $ 27.1      $0.85

                  2003         $  941.9     $ 36.1      $1.12

                  2004         $1,167.0     $ 64.2      $1.96

                  2005         $1,390.6     $103.3      $3.12

                  2006 (1)     $2,013.6     $175.3      $5.24



     (1) Includes incentive fee from single client of $112.5 million or $1.01 per share






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JONES LANG LASALLE - PAGE - 5:



               GROWING REVENUE AND MARGINS ACROSS GEOGRAPHIES



GROWING REVENUES ...


      Total 2005 Revenue =                 Total 2006 Revenue =
        $1.4 billion (1)                     $2.0 billion (1)
      ----------------------               -------------------------

[ Graphics / Pie Charts indicating ]

      Americas 31%                         Americas 31%
      Asia Pacific 20%                     Asia Pacific 17%
      EMEA 35%                             EMEA 33%
      LaSalle Investment                   LaSalle Investment
        Management 14%                       Management 19% (1)





.... AND GROWTH OPPORTUNITY IN MARGIN EXPANSION

                           Operating Income Margin
                           -----------------------


                                                               Long-Term
                                             2005    2006       Targets

LaSalle Investment Management (1)           24.9%    32.4%         20+%
Americas                                    11.6%    10.5%       12-14%
EMEA                                         5.0%     6.5%       10-12%
Asia Pacific                                 7.3%     5.5%        8-10%




  (1) Equity earnings are an integral part of this business and are therefore included in the Geographic Spread and Operating Income Margin. Equity earnings are not included in the Total Revenue.






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JONES LANG LASALLE - PAGE - 6:



                       DIVERSIFIED REVENUE BY SERVICE

                            Business Unit Spread


[ Graphics / Pie Charts indicating ]



                    Total 2006 Revenue = $2.0 billion (1)
                    -------------------------------------

      Real Estate Occupier Services - 28%

      .     Facilities Management - 6%
      .     Project & Development Services - 12%
      .     Tenant Representation - 10%


      Real Estate Money Management - 14%


      Real Estate Investor Services 35%

      .     Agency Leasing - 13%
      .     Property Management - 12%
      .     Valuations & Consulting - 10%


      Real Estate Capital Markets - 23%




  (1) Percentage based on $1.9 billion of revenue which excludes an incentive fee from a single client of $112.5 million.






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JONES LANG LASALLE - PAGE - 7:



                             OUR GROWTH DRIVERS

                           What Sets Us Apart ...



      --------------------    --------------------     --------------------
      Global Capital          LaSalle Investment       Outsourcing and
      Markets                 Management               Offshoring
      --------------------    --------------------     --------------------

      . We are uniquely       . Globally managed       . Multinationals
        positioned to           business with out-       seek our globally
        capitalize on the       standing track           integrated quality
        continuing trend of     record; performance      advice and execu-
        cross-border capital    results from proven      tion managing
        flows into real         research-based           their global real
        estate                  approach and             estate needs
                                execution


      --------------------    --------------------     --------------------
      GLOBAL
      DIVERSIFICATION         ANNUITY                  COUNTER CYCLICAL
      --------------------    --------------------     --------------------

                                Local Markets
                                -------------

                              . Positioned for
                                leadership in
                                local markets
                                where we choose
                                to compete


                              --------------------
                              EXECUTION
                              --------------------





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JONES LANG LASALLE - PAGE - 8:



                           ACQUISITIONS ADDING TO
                       TOP-LINE AND BOTTOM-LINE GROWTH


------------------------------------------------------------------------
Acquisition             What The Acquisition Brings
------------------------------------------------------------------------

.. Spaulding & Slye      . New leading position in Boston market and
                          bolstered presence in already strong
                          Washington D.C. market

.. Rogers Chapman        . Strong position in the West London and Thames
                          Valley markets in industrial agency, investment and development and UK-wide corporate consultancy and tenant representation

.. Littman Partnership   . Leading team with a highly regarded planning
                          business who enhance the UK's National Planning & Development business

.. RSP Group             . Immediate scale in the Middle East & North Africa
                          from a base in the important Dubai market

.. areAZero              . Leading occupier fit-out practice in Spain

.. NSC Corporate         . Solid agency business and an impressive client
                          base in Western Australia, the second fastest growing state in Australia

.. Hargreaves Goswell    . Niche London City agency business; adding team
                          of five to already strong City team results in unrivalled experience and capability in vital market

.. Troostwijk Makelaars  . 75-person Dutch business with strong specialties in capital markets, office leasing and tenant representation; joining our 150-person team to create dominant force in Holland




                  ----------------------------------------
                  Projected 2007 Revenue Over $150 million
                  ----------------------------------------






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JONES LANG LASALLE - PAGE - 9:



              HEALTHY GLOBAL CLOCK FOR REAL ESTATE FUNDAMENTALS


                                                 ---------------------
                                                 Local Markets
                                                 ---------------------
                                                 . Positioned for
                                                   leadership in local
                                                   markets where we
                                                   choose to compete


[ Graphics / Pie Chart flow indicating ]


                              ----------------
                                Asia-Pacific
                                    EMEA
                                  Americas
                              ----------------


                  RENTAL GROWTH SLOWING

                  Hong Kong

                  Moscow, Washington DC

                  Shanghai, Toronto

                  Tokyo


                  RENTAL GROWTH ACCELERATING

                  San Francisco, Singapore

                  Mumbai, Delhi, San Paulo, New York, London

                  Los Angeles, Boston, Dublin, Sydney

                  Dallas, Chicago, Mexico City, Stockholm, Paris

                  Atlanta, Philadelphia, Seoul, Warsaw

                  Brussels, Frankfurt

                  Rome

                  Amsterdam, Milan, Prague


                  RENTS BOTTOMING OUT

                  Berlin, Detroit


                  RENTS FALLING

                  Beijing



Source:  Jones Lang LaSalle; LaSalle Investment Management





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JONES LANG LASALLE - PAGE - 10:



                  IMPROVED EUROPEAN OFFICE LEASING MARKETS
                        Office Vacancy Rates Q1 2007


                                                 ---------------------
                                                 Local Markets
                                                 ---------------------
                                                 . Positioned for
                                                   leadership in local
                                                   markets where we
                                                   choose to compete


[ Graphics / Bar Chart flow indicating ]


            Decrease Over                 Vacancy
            the Last 12 Months             Rate
            ------------------            --------

            Frankfurt                      15.2

            Amsterdam                      13.9

            Stockholm                      13.8

            Dublin                         11.5

            Budapest                        9.9

            Brussels                        9.9

            Berlin                          9.8

            Milan                           7.6

            Prague                          6.1

            London                          5.0

            Paris                           5.0

            Barcelona                       4.8

            Warsaw                          3.8

            Madrid                          3.5


            Increase Over               Vacancy
            the Last 12 Months             Rate
            ------------------         --------

            Moscow                          3.3




Source:  Jones Lang LaSalle European Research, January 2007






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JONES LANG LASALLE - PAGE - 11:



                  IMPROVED EUROPEAN OFFICE LEASING MARKETS


                                                 ---------------------
                                                 Local Markets
                                                 ---------------------
                                                 . Positioned for
                                                   leadership in local
                                                   markets where we
                                                   choose to compete
'000 m(2)


[ Graphics / Bar Chart flow indicating ]


                                               CEE         WE
                       CEE         WE        Vacancy     Vacancy
      Period       Completions Completions     Rate       Rate
      ------       ----------- -----------  ----------  ----------

      1998                 667       2,174      10.10%       5.90%
      1999                 998       2,448      14.40%       4.70%
      2000                 983       2,984      13.80%       3.60%
      2001                 755       4,187      11.10%       4.80%
      2002                 839       3,761      11.80%       7.60%
      2003                 840       3,961      11.10%       9.60%
      2004                 877       2,845      10.60%       9.90%
      2005                 950       2,896       7.10%       9.30%
      2006               1,744       3,101       5.80%       8.30%
      2007*              1,776       3,446        6.3%       7.60%
      2008*              2,110       4,466        7.5%       7.60%

      *  Forecast




Western Europe (WE): Amsterdam, Barcelona, Berlin, Brussels, Dublin, Dusseldorf, Edinburgh, Frankfurt, Hamburg, London, Luxembourg, Lyon, Madrid, Milan, Munich, Paris, Rotterdam, Stockholm, The Hague, Utrecht;

Central & Eastern Europe (CEE):  Budapest, Moscow, Prague, Warsaw


Source:  Jones Lang LaSalle European Research, January 2007






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JONES LANG LASALLE - PAGE - 12:


                  CROSS BORDER CAPITAL FLOWS ARE INCREASING

            Search for Higher Returns and Global Diversification
                       Driving Cross-Border Investment


                                                 ----------------------
                                                 Global Capital Markets
                                                 ----------------------
                                                 . We are uniquely
                                                   positioned to
                                                   capitalize on the
                                                   continuing trend of
                                                   cross-border capital
                                                   flows into real estate



[ Graphics / Bar Chart flow indicating ]




                                 Intra-      Inter-
                     Domestic    Regional    Regional
                    ----------  ----------  ----------

      2003                264       33.36       56.64
      2004                279          33          81
      2005                311          50         114
      2006                394          87         201


      US$bn


Source:  JLL; Property Data (UK); KTI Finland, Real Capital Analytics (USA)






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JONES LANG LASALLE - PAGE - 13:



                        LASALLE INVESTMENT MANAGEMENT

                Delivering Annuity Revenue and Incentive Fees


[ Graphics / Bar Chart flow indicating ]



($ Millions)

                                  Advisory
                                    and
                                   Trans-
            Incentive   Equity     action       Total    Operating
              Fees     Earnings     Fees       Revenue    Income       AUM =
            ---------  ---------  ---------   ---------  ---------   -------

2003             4.7        8.0      $100.6     $113.3     $ 18.4     $21.5B

2004            20.0       17.0      $113.4     $150.4     $ 31.8     $24.1B

2005            43.4       11.8      $147.5     $202.7     $ 50.2     $29.8B

2006           170.6        7.1      $206.7     $384.3*    $124.4     $40.6B



  * Total revenue includes incentive fee from a single client of $112.5 million.






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JONES LANG LASALLE - PAGE - 14:



                        LASALLE INVESTMENT MANAGEMENT

              A Global Business and Differentiator for Our Firm


                                                          Assets
                                  Typical                 Under
                  Q1 2007           Fee                   Manage-
Description      Statistics      Structure      Product    ment       %
-----------    ---------------   ---------      -------   -------  ------

SEPARATE                                        European
ACCOUNT                                         Private
MANAGEMENT     . $26.2 billion                  Equity      $16.9   38.2%
(Firm's co-      of assets       . Advisory
investment =     under manage-     fees         North
$32.6MM)         ment            . Transaction  American
                 (19% growth       fees         Private
                 over Q1 2006)   . Incentive    Equity      $14.3   32.3%
                                   fees
                                 . Equity       Asia
                                   earnings     Pacific
                                                Private
----------------------------------------------  Equity      $ 3.6    8.1%
                                                --------------------------
FUND                                            TOTAL
MANAGE-        . $8.6 billion    . Advisory     PRIVATE
MENT             of assets         fees         EQUITY      $34.8   78.6%
(Firm's          under manage-   . Incentive    --------------------------
co-invest-       ment              fees
ment =           (37% growth     . Equity       TOTAL
$85.5MM)         over Q1 2006)     earnings     PUBLIC
                                                SECURITIES  $ 9.5   21.4%

                                                --------------------------
----------------------------------------------
                                                TOTAL       $44.3    100%
PUBLIC
SECURITIES     . $9.5 billion    . Advisory     --------------------------
(Firm's co-      of assets         fees
investment =     under manage-
$0.1 MM)         ment
                 (67% growth
                 over Q1 2006)

----------------------------------------------




             --------------------------------------------------

                   Assets Under Management = $44.3 billion

             --------------------------------------------------

                           30% Growth over Q1 2006

             --------------------------------------------------






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JONES LANG LASALLE - PAGE - 15:



                        LASALLE INVESTMENT MANAGEMENT

          Separate Accounts and Funds with Potential Incentive Fees


---------------------------------------------------------------------------
                                       Number
                      Investment         of                           AUM
Investment Type          Style         Clients      Region           ($MM)
---------------------------------------------------------------------------

Separate Accounts        Core             14       Americas/        $ 6,900
                                                 Asia Pacific/
                                                    Europe


                       Value-Add           3       Americas/        $ 7,100
                                                    Europe


                     Opportunistic         2       Americas/        $   200
                                                    Europe
                                         ---                        -------

Total                                     19                        $14,200



---------------------------------------------------------------------------
                                       Number                       Buying
                      Investment         of                          Power
Investment Type          Style          Funds       Region           ($MM)
---------------------------------------------------------------------------

Commingled Funds         Core              3       Americas         $ 3,600

                       Value-Add          12       Americas/        $ 8,900
                                                 Asia Pacific/
                                                    Europe

                     Opportunistic         4       Americas/        $ 7,800
                                                 Asia Pacific
                                         ---                        -------

Total                                     19                        $20,300




Note: Buying Power represents the current AUM of a fund plus potential investments based on commitments to existing funds and leverage






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JONES LANG LASALLE - PAGE - 16:



                        LASALLE INVESTMENT MANAGEMENT

    Funds Driving AUM Growth, Advisory Fees and Potential Incentive Fees


---------------------------------------------------------------------------
                                       Number                       Buying
                      Investment         of                          Power
Vintage Year             Style          Funds       Region           ($MM)
---------------------------------------------------------------------------


Pre-2001               Value-Add           1       Americas         $   200
---------------------------------------------------------------------------

2001                   Value-Add           1        Europe          $ 1,300

---------------------------------------------------------------------------

2002                   Value-Add           2       Americas         $ 1,100
                     Opportunistic               Asia Pacific

---------------------------------------------------------------------------

2003                   Value-Add           1       Americas        $    500

---------------------------------------------------------------------------

2004                     Core,             4     Americas (2)       $ 3,100
                     Value-Add (2)               Asia Pacific
                     Opportunistic                  Europe

---------------------------------------------------------------------------

2005                     Core              6     Americas (2)       $ 9,500
                     Value-Add (3)               Asia Pacific
                   Opportunistic (2)              Europe (3)

---------------------------------------------------------------------------

2006                 Value-Add (3)         4       Americas         $ 4,600
                         Core                    Asia Pacific
                                                  Europe (2)

---------------------------------------------------------------------------

Total                                     19                        $20,300
---------------------------------------------------------------------------




Note: Vintage Year represents the year in which the fund made its first capital call from investors. Buying Power represents the current AUM of a fund plus potential investments based on commitments to existing funds and leverage.







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JONES LANG LASALLE - PAGE - 17:



            OUTSOURCING AND OFFSHORING - GROWING TREND CONTINUES

                    Corporate Solutions Multi-Region RFPs


                                                 ---------------------------
                                                 Outsourcing and Offshoring
                                                 ---------------------------
                                                 . Multinationals seek our
                                                   globally integrated
                                                   quality advice and
                                                   execution managing their
                                                   global real estate needs


[ Bar Chart indicating ]






                                                 RFPs


                        2002                       6

                        2003                       9

                        2004                      18

                        2005                      35

                        2006                      44


                  ----------------------------------------

                           5-Year Win Rate of 60%

                  ----------------------------------------






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JONES LANG LASALLE - PAGE - 18:



                 OUR CLIENT ROSTER IS IMPRESSIVE AND GROWING


A FEW EXAMPLES ...



      BANK OF AMERICA               DEUTSCHE BANK

      MICROSOFT                     P&G

      WHIRLPOOL                     MOTOROLA

      CalPERS                       HSBC

      3M                            TIAA CREF

      GM                            DEPARTMENT OF THE ARMY -
                                      UNITED STATES OF AMERICA
      Cisco Systems
                                    Merrill Lynch
      Hermes Property Asset
        Management Limited          Deka Immobilien Investment

      Scottish Widows               Adidas

      Sun Microsystems







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JONES LANG LASALLE - PAGE - 19:



                   THE LEADING REAL ESTATE SERVICES BRAND


            .     DOMINANT GLOBAL PLATFORM

                  -     Approximately 160 offices worldwide

                  -     Nearly 12,000 real estate professionals



            .     LEADING PROPERTY MANAGEMENT BUSINESS

                  -     Over 1 billion s.f. under management



            .     ONE OF THE WORLD'S LARGEST AND MOST DIVERSE
                  REAL ESTATE INVESTMENT MANAGEMENT FIRMS

                  -     $44.3 billion under management



            .     GLOBAL CAPITAL MARKETS LEADERSHIP

                  -     Advised $70.9 billion in 2006



            .     LEADING PROFESSIONAL PROJECT MANAGEMENT BUSINESS

                  -     1,700 dedicated professionals



            .     GLOBAL REAL ESTATE RESEARCH CAPABILITY

                  -     220 dedicated professionals






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JONES LANG LASALLE - PAGE - 20:



                                APPENDIX 1 --

                             SUPERIOR CASH FLOW






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JONES LANG LASALLE - PAGE - 21:



                             SUPERIOR CASH FLOW


     ----------------------------------------------------------------
                                                     Actual

     $MM                                    2006     2005      2004
     ----------------------------------------------------------------

     OPERATING INCOME                       $244     $132      $ 78

     Plus:  Depreciation and Amortization     49       34        33

     Plus:  Equity Earnings and Other         10       12        18

     EPITDA                                 $303     $178      $129

     Less:  Interest Expense                 (14)      (4)       (9)

     Less:  Income Taxes                     (64)     (36)      (22)

     Plus:  Working capital &
       non-cash expenses                     153      (17)       63

     NET CASH FROM OPERATIONS               $378     $121      $161


     PRIMARY USES OF CASH
     --------------------

     Acquisition                             192        5         3

     Co-Investment                            44       16        (3)

     Capital Expenses                         70       40        28

     Net Debt Repayment                       18       13       114

     Net Share Repurchase (1)                 33       38        19

     Dividend                                 21        9        --

     TOTAL                                  $378     $121      $161

   (1) Net Share Repurchase in 2006 includes $65 million of repurchases under our program plus repurchases for taxes less cash inflows from shares issued under share programs and related tax benefits.


                         --------------------------
                            EXPLANATION OF EBITDA
                         --------------------------

      . EBITDA represents earnings before interest expense, income taxes, depreciation and amortization

      . Management believes that EBITDA is useful to investors as a measure of operating performance

      . EBITDA should not be considered an alternative to (i) net income (loss) (determined in accordance with GAAP) or
            (ii) cash flows (determined in accordance with GAAP)






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JONES LANG LASALLE - PAGE - 22:



                                APPENDIX 2 --

                   LaSALLE INVESTMENT MANAGEMENT FUND AND
                        SEPARATE ACCOUNT INFORMATION






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JONES LANG LASALLE - PAGE - 23:



                        LASALLE INVESTMENT MANAGEMENT


Incentive Fee Potential in Funds and Separate Accounts

..     Funds average lives typically vary by investment style

      .     Core Fund - 7-10 year typical life

      .     Value-Add Fund - 5-7 year typical life

      .     Opportunistic Fund - 3-5 year typical life


..     Funds typically have targeted return hurdles above which incentive fees can be earned; incentive fees begin during fund liquidation as assets are sold and as investor hurdles are met

      .     Core Fund - target return of 6%-8%

      .     Value-Add Fund - target return of 12%-14%

      .     Opportunistic Fund - target return of greater than 16%

      . Incentive fees generally include sharing of investment proceeds above an agreed benchmark (at or below target return)

            . Firm's share varies from 10% on Core Funds to 30% on Opportunistic Funds


..     Separate Accounts (portfolios managed for a single client) calculated at client agreed benchmark at predetermined measurement periods





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JONES LANG LASALLE - PAGE - 24:



                                APPENDIX 3 --

                       OFFICE VACANCY RATES BY MARKET






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JONES LANG LASALLE - PAGE - 25:



                                  AMERICAS

                 MAJOR METRO VACANCY RATES SHOW IMPROVEMENT


[ Graphics / Bar Chart flow indicating ]


                                                                    Q1:
                                2003        2005        2006        2007
                               ------      ------      ------      ------

Atlanta                        22.00%      17.30%      17.10%      17.50%

Boston                         17.30%      14.40%      11.90%      12.20%

Chicago                        18.10%      16.90%      15.40%      15.60%

Los Angeles                    16.20%      11.50%      10.00%       9.70%

New York                       10.20%       7.70%       6.50%       6.20%

San Francisco                  19.90%      13.10%      10.80%      10.90%

Washington, DC                 12.60%       9.30%       9.10%       9.80%

Calgary                        11.30%       4.10%       1.80%       1.60%

Toronto                        12.80%      10.90%       9.10%       9.00%

Mexico City                    19.00%      12.00%       7.00%       6.00%




Sources:  TWR, Jones Lang LaSalle, Altus InSite






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JONES LANG LASALLE - PAGE - 26:



                                   EUROPE

                     OFFICE VACANCY RATES ARE IMPROVING


[ Graphics / Bar Chart flow indicating ]


                                          Q4 2003     Q4 2005     Q1 2007
                                          -------     -------     -------

      Frankfurt                             13.8%       17.5%       15.2%

      Amsterdam                             12.5%       17.7%       13.9%

      Stockholm                             18.3%       16.8%       13.8%

      Athens                                16.6%       14.0%       12.5%

      Dublin                                16.7%       15.2%       11.5%

      Brussels                               9.5%       10.3%        9.9%

      Berlin                                 9.4%       10.3%        9.8%

      Budapest                              16.9%       10.2%        9.9%

      Munich                                 8.1%       10.4%        9.4%

      Milan                                  6.5%        8.2%        7.6%

      Lyon                                   5.5%        7.2%        6.8%

      Prague                                12.2%       12.9%        6.1%

      London/City                           15.7%       10.0%        6.1%

      Paris                                  6.4%        5.7%        5.0%

      Barcelona                              7.1%        5.7%        4.8%

      Warsaw                                14.0%        8.2%        3.9%

      Madrid                                 8.2%        6.5%        3.5%

      London/West End                        7.0%        4.4%        3.5%

      Moscow                                 4.2%        3.0%        3.3%




Source:  Jones Lang LaSalle




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JONES LANG LASALLE - PAGE - 27:



                                ASIA PACIFIC

       STRONG DEMAND IN OFFICE MARKETS TIGHTENED AVAILABILITY OF SPACE


[ Graphics / Bar Chart flow indicating ]



                                            2003        2005        2007F
                                           ------      ------      ------

      Sydney                               10.50%      10.40%       7.80%

      Melbourne                            10.30%       8.10%       7.20%

      Brisbane                              6.00%       3.00%       0.90%

      Tokyo                                 7.30%       1.80%       1.00%

      Seoul                                 4.10%       2.90%       1.50%

      Hong Kong                            11.20%       6.20%       4.30%

      Singapore                            16.60%       7.60%       1.60%

      Bangkok                              18.40%      11.50%      15.10%

      Beijing                              15.50%      14.20%      16.80%

      Shanghai                             13.80%       4.90%       4.60%

      Guangzhou                            10.30%      13.80%      25.00%

      Membai                               13.90%       2.90%       2.30%

      Bangalore                             6.10%       0.70%       4.10%